                                                                   EXHIBIT 99(b)


--------------------------------------------------------------------------------
Leveraging the Energy Value Chain
--------------------------------------------------------------------------------

                             DTE Energy Company and
                                MCN Energy Group

                                 October 5, 1999

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Forward-Looking Statement
--------------------------------------------------------------------------------

This presentation contains forward-looking statements that involve risks and uncertainties. The results of the proposed transaction discussed herein may differ materially from those projected. Factors that might cause such a difference include, but are not limited to, those discussed in DTE Energy's Form 10-K for the year ended December 31, 1998 and MCN Energy Group's Form 10-KA for the year ended December 31, 1998, each filed with the Securities and Exchange Commission, as well as the risks and uncertainties that are inherent in merger combinations and the realization of anticipated operating cost synergies.

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Agenda
--------------------------------------------------------------------------------

--   Introduction

--   Transaction summary

--   Business overview

--   Strategic rationale

--   Financial highlights

--   Next steps

--   Summary

[DTE ENERGY LOGO]                                 [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Transaction Highlights
--------------------------------------------------------------------------------

STRONG STRATEGIC FIT:              Complementary assets and skills form base for
                                   strong regional growth

SUBSTANTIAL COST SYNERGIES:        In-market merger with large and achievable
                                   operating synergies

POSITIVE EARNINGS IMPACT:          Accretive within the first full year-strong
                                   upside potential thereafter

SPEED TO CLOSING:                  Expect transaction to close within 6-9 months

AGGRESSIVE INTEGRATION:            Plan for rapid integration in place


--------------------------------------------------------------------------------
                   Value-Creating Transaction for Customers,
                           Employees and Shareholders

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Transaction Summary
--------------------------------------------------------------------------------

      NAME:             DTE Energy
      STRUCTURE:        55% cash, 45% stock
      TERMS:            Either $28.50 cash or 0.775 shares of DTE Energy stock
                        for each share of MCN stock, subject to proration Fixed
                        Share Ratio - No Collar
      CONDITIONS:       Shareholder, SEC and DOJ approvals
      CLOSING:          Expected to close in 6-9 months

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Corporate Governance
--------------------------------------------------------------------------------

      BOARD COMPOSITION:

      Existing 12 DTE Energy directors
      Al Glancy and 2 MCN outside directors

      OFFICE OF THE PRESIDENT

      Tony Earley - Chairman, President and CEO
      Steve Ewing - President and COO, Gas Business
      Bob Buckler - President and COO, Energy Distribution
      Gerry Anderson - President and COO, Energy Resources
      Larry Garberding - Executive Vice President and CFO

--------------------------------------------------------------------------------
Leveraging the Energy Value Chain
--------------------------------------------------------------------------------
                               Business Overview

[DTE ENERGY LOGO]                            [MCN ENERGY GROUP INC. LOGO]

[DTE ENERGY LOGO]                                 [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Business Overview - DTE Energy Operations
--------------------------------------------------------------------------------


-- Seventh largest electric-only utility in U.S.

-- Revenues = $4.2 billion

-- Assets = $12.1 billion

-- 2.1 million customers

-- 11,100 MW of generating capacity

-- Focused on growth in Great Lakes region

-- Electric assets strategically located at interconnection of Midwest and Canadian electric markets

-- Leading Great Lakes coal marketing/transportation player

-- Large, profitable and growing non-regulated businesses

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Business Overview - MCN Energy Operations
--------------------------------------------------------------------------------

-- Tenth largest gas LDC in U.S.

-- Revenue = $2.1 billion

-- Assets = $4.4 billion

-- 1.2 million customers

-- 185 Bcf of high quality storage

-- Michigan intrastate pipeline and Antrim gas reserves

-- Investments in 3 strategic interstate pipelines
   (Millennium, Vector, Portland)

-- Growing role in facilitating flow of gas from Chicago hub to Great Lakes/Northeast

[DTE ENERGY LOGO]                            [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Business Overview - Combined Operations
--------------------------------------------------------------------------------

                                             - Interstate Pipelines
                                             - Production Areas
                                             - Generating Facilities
                                             - Non-Regulated Energy Projects
                                             - Storage Facilities


             [NORTHEASTERN REGION OF THE UNITED STATES BUSINESS OVERVIEW -
                              COMBINED OPERATIONS]

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Business Overview - Combined Operations
--------------------------------------------------------------------------------

-Strong platform for regional growth

      -Coal marketing and transportation

      -Regional gas transportation

      -Combined electric and gas marketing/trading

      -High quality gas storage

      -Deeper penetration of coal-fired generation

      -Participation in growing market for power plants and distributed generation

--------------------------------------------------------------------------------
Leveraging the Energy Value Chain
--------------------------------------------------------------------------------

                              Strategic Rationale

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Strategic Rational for Transaction
--------------------------------------------------------------------------------

COST SYNERGIES:               Produces large and achievable operating and cost
                              synergies

ENERGY MARKETING:             Positions company to play leading role in
                              marketing/transporting coal, gas and electricity

GENERATION GROWTH:            Combines assets and skills needed to participate
                              in growing gas-fired generation market

TAX-ADVANTAGED BUSINESSES:    Leverages expertise across five tax-advantaged
                              energy businesses

FUTURE EXPANSION:             Creates a platform for future regional expansion/
                              consolidation

[DTE ENERGY LOGO]                                 [MCN ENERGY GROUP INC. LOGO]
-------------------------------------------------------------------------------
In-Market Merger With Substantial Synergies
-------------------------------------------------------------------------------


                                          // Overlapping Distribution Services

[MAP OF MICHIGAN DISTRIBUTION SERVICES]   // MCN Energy Distribution Services

                                          // DTE Energy Distribution Services

DTE ENERGY/MCN ENERGY CUSTOMERS

-- 2.6 million customers

-- Dual customers of DTE Energy
   and MCN Energy:  725,000

-- DTE Energy only customers:
   1,375,000

-- MCN Energy only customers:
   475,000

[DTE ENERGY LOGO]                                [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Sources of Operating Cost Synergies
--------------------------------------------------------------------------------

--   CORPORATE AND ADMINISTRATIVE

     --   Consolidation of corporate and administrative functions

--   OVERLAPPING DISTRIBUTION OPERATIONS

     --   Joint billing and payment processing

     --   Consolidation of field offices/facilities

     --   Levelization of seasonal workloads

     --   Coordination of customer call centers

--   INFORMATION TECHNOLOGY

     --   Reduced combined operating costs

     --   Avoidance of duplicative systems development and new technology

--   OTHER

     -- Restructuring of both regulated and non-regulated marketing and sales forces

     --   Economies in purchasing

--   OPERATING COST SYNERGIES:  ~ $1 BILLION OVER 10 YEARS

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Energy Marketing - Target Region
--------------------------------------------------------------------------------


-- About half of national energy consumption

-- High concentration of large commercial and industrial customers

-- Predominantly coal-fired generation transitioning to natural gas

-- Increasing role as gas pricing and transportation hub

-- Gateway for growing west-to-east coal, gas and electric flows

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Energy Marketing Opportunities
--------------------------------------------------------------------------------


--DTE Energy positioned as leading coal marketer in region

--MCN Energy strategically positioned in gas corridor between Chicago and the Northeast

--Strong pipeline/storage/Michigan gas reserves positioned to participate and facilitate corridor flows

--Combined gas/electrical/coal offering attractive to large customers in region

--Will drive to position combined company as major regional multi-fuel and power marketer, and continue to grow coal/pipeline/storage/power positions.

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Energy Marketing - Coal
--------------------------------------------------------------------------------


              [NORTHEASTERN REGION OF THE UNITED STATES COAL MAP]



--------------------------------------------------------------------------------
  --Over 40 million tons shipped annually
  --Annual shipping volume growing at 15-20%
  --Largest third-party shipper in industry
--------------------------------------------------------------------------------

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Energy Marketing - Gas
--------------------------------------------------------------------------------

-  Storage Facilities
-  Existing Pipeline Systems
-  Vector Pipeline
-  Other Proposed Pipelines
-  Millennium Pipeline
-  PNGTS Pipeline
-  IntraState Pipelines

               [NORTHEASTERN REGION OF THE UNITED STATES GAS MAP]

--------------------------------------------------------------------------------
- Well positioned as major gas transporter between midwest and northeast

- Strong asset and skill base to capitalize on growing gas-fired generation market
--------------------------------------------------------------------------------

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
                         ENERGY MARKETING - ELECTRICITY
--------------------------------------------------------------------------------

-- DTE Energy electric assets positioned to market to broader region

-- DTE Energy interconnects the Canadian and Midwest electricity markets

   -- Ability to sell to eastern markets through Ontario

   -- Ability to sell to capacity-short Midwest through Michigan's southern interconnections

-- Currently active in regional markets open to customer choice (PJM, Michigan)

-- Positioned to build regional electric marketing business that complements coal and gas marketing

[DTE ENERGY LOGO]                                  [MCN ENERGY GROUP INC. LOGO]

--------------------------------------------------------------------------------
Power Generation - Growth Opportunities
--------------------------------------------------------------------------------

-- DTE Energy has skills and coal sourcing strengths to deepen penetration of existing base of coal-fired generation

-- MCN Energy brings storage/pipeline assets and gas sourcing skills needed to participate in emerging gas-fired generation

-- MCN Energy gas skills and assets also enhance DTE Energy's ability to build on-site gas-fired projects for large end-users

--------------------------------------------------------------------------------
                     Positioned to expand participation in

                           Regional generation market
--------------------------------------------------------------------------------

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Power Generation - Example 1
--------------------------------------------------------------------------------

[MICHIGAN, INDIANA, OHIO POWER GENERATION - EXAMPLE 1 MAP]

-- DTE Energy and MCN Energy currently developing 3 gas-fired projects in region

--  Expect to be operational by summer 2000 to serve tight ECAR market

--  DTE Energy will assume operating responsibility

--  MCN Energy will assume gas sourcing/supply management role

--  DTE Energy will market output

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Power Generation - Example 2
--------------------------------------------------------------------------------
                     [POWER GENERATION - EXAMPLE 2 DIAGRAM]


Gas Sourcing
(MCN Energy)


--   Utilize Vector                                          Marketing/Trading
     Pipeline                    Potential Cogen             of Merchant Portion
                                 Project in Detroit-         of Generation
--   Utilize Gas Storage         Toronto Corridor            (DTE Energy)
     at Ontario/Michigan
     Border
                                 Development and
                                 Operation of On-site
                                 Cogen Facility
                                 (DTE Energy/MCN Energy)

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Tax-Advantaged Energy Businesses
--------------------------------------------------------------------------------
--  Coal fines facilities

    --  Four Plants with favorable IRS rulings

    --  Strong fit with DTE Energy's coal skills

    --  Positive earnings impact in 2000 and beyond

--  Alternative fuel supplies

    --  DTE Energy's coke battery business

    --  MCN Energy's position/expertise in Antrim gas

    --  DTE Energy's Biomass/landfill gas business

    --  MCN Energy's expertise in coalbed methane

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Tax-Advantaged Businesses - Example
--------------------------------------------------------------------------------
[EARNINGS FROM TAX-ADVANTAGED ENERGY PROJECTS DIAGRAM]

-- DTE Energy has substantial tax credits from coke and landfill gas production, some of which decline after 2002

-- DTE Energy has expertise and market contacts to make coal-fines plants operational

-- Tax credits from coal fines substantially enhance earnings

--------------------------------------------------------------------------------
Leveraging The Energy Value Chain
--------------------------------------------------------------------------------


                              Financial Highlights


[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Accretion Analysis
--------------------------------------------------------------------------------
                                             2001                2002
------------------------------------------------------------------------
DTE Energy earnings (IBES)                  $509.1              $530.9
MCN Energy earnings (IBES)                  $150.6              $162.1
                                            ------              ------

Combined earnings                           $659.7              $693.0

Goodwill amortization                      ($ 35.9)            ($ 35.9)
Debt interest expense                      ($ 54.9)            ($ 54.9)
Synergies                                   $ 43.0              $ 49.4
Coal fines earnings                         $ 32.0              $ 32.0
Earning reduction from asset sales         ($ 23.9)            ($ 23.9)
                                           -------             -------
Pro forma earnings                          $620.0              $659.7

Shares outstanding                           176.3               176.3

Pro forma EPS                               $  3.52             $  3.74

IBES DTE Energy EPS                         $  3.51             $  3.66
-------------------------------------------------------------------------
Accretion to DTE Energy shareholders        $  0.01             $  0.08

Accretion to DTE Energy shareholders
  (pre goodwill)                            $  0.21             $  0.28
-------------------------------------------------------------------------
Note: Dollars in millions

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Comparable Transaction Analysis
--------------------------------------------------------------------------------



                                                   COMPARABLE TRANSACTIONS
                            TRANSATION        ----------------------------------
                             MULTIPLES          HIGH       MEDIUM       LOW
--------------------------------------------------------------------------------
PREMIUM                       60.6%             49.0%       35.0%       24.0%

LTM NET INCOME                22.3X             36.0X       23.2X       18.6X

BOOK VALUE                     2.6X              3.2X        2.8X        2.2X

LTM EBIT                      16.5X             16.6X       14.5X       12.4X

LTM EBITDA                    10.1X             11.1X        9.8X        7.6X

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
1998 Financial Statistics
--------------------------------------------------------------------------------


                            DTE ENERGY             MCN ENERGY
--------------------------------------------------------------------------------
Market Cap                    $6,244                  $1,519

Revenues                      $4,221                  $2,087

Operating Income                $937                    $257*

Net Income                      $443                    $103*

Shares Outstanding               145                      80

Assets                       $12,088                  $4,392




*Excludes unusual items to remove one-time events/charges
 Note: Dollars in millions, 1998 year-end

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Capital Structure
--------------------------------------------------------------------------------

-- Debt To Capital Rises From Current Level Of 53% To 57% in 2000

-- Strong operating cash flow quickly reduces leverage to pre-merger levels by
   2003

-- Additional financial flexibility provided by sales of non-strategic assets

-- The cash portion of the transaction will be funded with issuance of debt and/or equity, dependant on market conditions

--------------------------------------------------------------------------------
Leveraging the Energy Value Chain
--------------------------------------------------------------------------------

                                   Next Steps


[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
-------------------------------------------------------------------------------
Regulatory Mechanisms In Place
--------------------------------------------------------------------------------

                     [REGULATORY MECHANISMS IN PLACE DIAGRAM]

                              Transaction Savings
                                Within Regulated
                                  Distribution
                                   Companies

    Detroit Edison                                               MichCon

       11.6% ROE                                                13.5% ROE

   Sharing Mechanism                                        Sharing Mechanism


Detroit Edison Customers                                    MichCon Customers

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Anticipated Timing
--------------------------------------------------------------------------------



                      [OCT-JUN ANTICIPATED TIMING DIAGRAM]

HSR Filing/DOJ review

SEC PUHCA review

Shareholder meetings

Closing

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Cooperative Transition Effort Established
--------------------------------------------------------------------------------

-- Joint transition management team established

-- Transition process and plan in place

-- Key targets for synergy savings established

-- Support from experienced merger integration advisors

--------------------------------------------------------------------------------
Leveraging the Energy Value Chain
--------------------------------------------------------------------------------

                                    Summary



[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Value-Creating Transaction for Customers
--------------------------------------------------------------------------------

-- Continuing commitment to reliability, safety and the community

-- One-stop customer service

-- Expanded product offerings

-- Enhanced ability to develop/manage onsite energy facilities and services for business customers

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Value Creating Transaction for Employees
--------------------------------------------------------------------------------

-- Part of a stronger regional competitor

-- Opportunities to develop new skills

-- Opportunities to develop and market new product offerings

[DTE ENERGY LOGO]                                   [MCN ENERGY GROUP INC. LOGO]
--------------------------------------------------------------------------------
Value Creating Transaction for Shareholders
--------------------------------------------------------------------------------

-- Accretive first full year of operation

-- Enables earnings-per-share growth

-- Dividend policy maintained

-- Stronger regional competitor

-- Platform for growth and expansion

-- Opportunity to realize meaningful synergies

-- Diversifies business risk